EX-99.1

CareMax Closes Acquisition of DNF Medical Centers

Miami, FL – Sept. 2, 2021 -- CareMax, Inc. (“CareMax”) (NASDAQ: CMAX; CMAXW) , a leading technology-enabled provider of value-based care to seniors, announced today that it has closed the previously announced acquisition of DNF Medical Centers (“DNF”), a leading medical practice in the Orlando Metro area.

DNF operates six conveniently located medical centers serving approximately 4,000 Medicare Advantage members in its network. With this acquisition, CareMax now operates 42 medical centers, serving approximately 66,000 patients, including approximately 26,000 Medicare Advantage members. CareMax intends to use DNF as the foundation to further expand in the Central Florida and Tampa Bay region, a market with more than 2 million Medicare-eligible beneficiaries.

“We are excited to welcome the DNF physicians, patients and employees to the CareMax family and grow our presence in Central Florida by providing high-quality, compassionate care to seniors,” said Carlos de Solo, Chief Executive Officer of CareMax. “This is an important acquisition for CareMax and is a step forward in executing our multi-pronged expansion strategy focused on de novo growth and strategic M&A.”

CareMax plans to build upon DNF’s track record of high-quality clinical care and member satisfaction, and accelerate the growth of the DNF network through multiple strategic avenues, including:

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Working with the DNF leadership team to identify additional underserved communities in the Central Florida and Tampa Bay markets that would benefit from the CareMax model and new de novo buildouts;
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Utilizing CareMax’s proprietary technology platform, CareOptimize, to provide data, analytics and rules-based decision tools/workflows for DNF care teams to customize high-touch, whole person care and improve medical loss ratios; and
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Driving further organic growth by utilizing CareMax’s sales and marketing infrastructure and additional health plan relationships to fill existing patient capacity in DNF clinics (currently at less than 25% capacity).

The acquisition is expected to be immediately accretive.

About CareMax

CareMax is a technology-enabled care platform providing value-based care and chronic disease management to seniors. CareMax operates medical centers that offer a comprehensive suite of healthcare and social services, and a proprietary software and services platform that provides data, analytics, and rules-based decision tools/workflows for physicians across the United States. Learn more at www.caremax.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, as amended. These forward-looking statements include statements regarding our future growth and strategy. Words such as "anticipate," "believe," "budget," "contemplate," "continue," "could," "envision," "estimate," "expect," "guidance," "indicate," "intend," "may," "might," "plan," "possibly," "potential," "predict," "probably," "pro-forma," "project," "seek," "should," "target," or "will," or the negative or other variations thereof, and similar words or phrases or comparable terminology, are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company's control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important risks and uncertainties that could cause the Company's actual results and financial condition to differ materially from those indicated in forward-looking statements include, among others, the Company's ability to expand its business and the business of DNF, including to fill existing patient capacity; the Company's ability to integrate DNF into the Company; changes in market or industry conditions, regulatory environment, competitive conditions, and receptivity to the Company's services; the Company's ability to continue its growth; changes in laws and regulations applicable to the Company's business, in particular with respect to Medicare Advantage or Medicaid; the Company's ability to maintain its relationships with health plans and other key payers; the impact of COVID-19 or another pandemic, epidemic or outbreak of infectious disease on the Company's business and results of operation; and the Company's ability to recruit and retain qualified team members and independent physicians. For a detailed discussion of the risk factors that could affect the Company's actual results, please refer to the risk factors identified in the Company's reports filed with the SEC. All information provided in this press release is as of the date hereof, and the Company undertakes no duty to update or revise this information unless required by law.

Contacts

CareMax, Inc.
Gordon Carroll
gordon.carroll@caremax.com
Roger Ou
roger.ou@caremax.com

Investor Relations
The Equity Group Inc.
Devin Sullivan
Senior Vice President
dsullivan@equityny.com
(212) 836-9608